Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies.

The Company leases its facilities and certain office equipment under operating leases, which expire at various dates through 2022. Certain leases contain rent escalations and/or renewal options. Rent expense for all significant leases is recognized on a straight-line basis. The balance of the deferred rent liability reflected in other current liabilities in the accompanying Consolidated Balance Sheets was $0.3 million at December 31, 2012 and 2011 and the balance reflected in other long-term liabilities was $3.8 million and $2.1 million, at December 31, 2012 and 2011 respectively.

The following is a summary of specified contractual cash obligation payments by the Company, including discontinued operations, as of December 31, 2012 (in thousands):

	Long-Term Debt	Operating Leases	Related Party Leases	Total
2013	$10,000	$13,545	$1,266	$24,811
2014	10,000	11,117	1,299	22,416
2015	10,000	9,210	1,168	20,378
2016	10,000	6,386	694	17,080
2017	52,500	3,588	175	56,263
Thereafter	334,088	6,764	—	340,852
Total	$426,588	$50,610	$4,602	$481,800

Rent expense, which totaled $13.7 million for 2012, $8.2 million for 2011, and $8.0 million for 2010, is included in SG&A expenses.

As discussed in Note 1, the Company carries large retention policies for its workers’ compensation liability and its medical malpractice exposures. The workers' compensation and medical malpractice loss reserves are based upon an actuarial report obtained from a third party and determined based on claims filed and claims incurred but not reported. The Company accounts for claims incurred but not yet reported based on estimates derived from historical claims experience and current trends of industry data. Changes in estimates, differences in estimates and actual payments for claims are recognized in the period that the estimates changed or the payments were made. The workers' compensation and medical malpractice loss reserves were approximately $10.3 million and $10.4 million at December 31, 2012 and 2011, respectively. Additionally, the Company has unused stand-by letters of credit outstanding to secure obligations for workers’ compensation claims with various insurance carriers. The unused stand-by letters of credit at December 31, 2012 and December 31, 2011 were $2.8 million and $2.4 million, respectively.

The Company is subject to earn-out obligations entered into in connection with certain of its acquisitions. If the acquired businesses meet predetermined financial targets, the Company is obligated to make additional cash payments in accordance with the terms of such earn-out obligations. As of December 31, 2012, the Company has potential future earn-out obligations of approximately $9.1 million through 2013.

The Company has entered into various non-cancelable operating leases, primarily related to its facilities and certain office equipment used in the ordinary course of business. As a result of the Apex acquisition, the Company leases two properties owned by related parties.

At December 31, 2012 and 2011, the Company has an income tax reserve in other long-term liabilities related to uncertain tax positions of $0.4 million and $0.3 million, respectively.

Legal Proceedings

The Company is involved in various legal proceedings, claims and litigation arising in the ordinary course of business. However, based on the facts currently available, the Company does not believe that the disposition of matters that are pending or asserted will have a material effect on its consolidated financial statements.